ING FUNDS TRUST

ING MUTUAL FUNDS

ING SEPARATE PORTFOLIOS TRUST

ING SERIES FUND, INC.

(the “Registrants”)

Supplement dated November 15, 2013 to the

Current Prospectuses

for certain Series of the above named Registrants

(collectively, the “Funds”)

Effective immediately, the Registrants’ current Prospectuses are hereby revised as follows:

1.

ING Diversified Emerging Markets Debt Fund	ING GNMA Income Fund
ING Emerging Markets Corporate Debt Fund	ING High Yield Bond Fund
ING Emerging Markets Hard Currency Debt Fund	ING Intermediate Bond Fund
ING Emerging Markets Local Currency Debt Fund	ING Investment Grade Credit Fund
ING Floating Rate Fund	ING Money Market Fund
ING Global Perspectives Fund	ING Short Term Bond Fund
ING Global Target Payment Fund	ING Strategic Income Fund

With respect to the Funds listed in the table above, the second, third, and fourth paragraphs of the sub-section entitled “The Sub-Advisers and Portfolio Managers” of each Prospectus, is hereby deleted in its entirety and replaced with the following:

The Adviser acts as a “manager-of-managers” for the Fund(s). The Adviser has ultimate responsibility, subject to the oversight of the Fund(s)’ Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers.  The Fund(s) and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Fund(s)’ Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).

Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Fund(s) the responsibility for day-to-day investment management or for asset allocation amongst the underlying funds, as applicable, subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Fund(s).  Pursuant to the exemptive relief, the Adviser, with the approval of the Fund(s)’ Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate a Fund’s assets among other sub-advisers.  In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of the Fund(s) or add a new sub-adviser to the Fund(s), the Fund(s) will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days.  The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of a Fund and a change to the investment strategies of the Fund.

Under the terms of each sub-advisory agreement, the agreement can be terminated by the Adviser or a Fund’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of a Fund.

The “manager-of-managers” structure and reliance on the exemptive relief has been approved by the/each Fund’s shareholders.

2.

ING Emerging Markets Equity Dividend Fund	ING International Core Fund
ING Emerging Markets Equity Fund	ING Multi-Manager International Equity Fund
ING Global Bond Fund	ING International Real Estate Fund
ING Global Equity Dividend Fund	ING International Small Cap Fund
ING Global Natural Resources Fund	ING International Value Equity Fund
ING Global Opportunities Fund	ING Russia Fund
ING Global Real Estate Fund

With respect to the Funds listed in the table above, the second, third, and fourth paragraphs of the sub-section entitled “The Sub-Advisers and Portfolio Managers” of each Prospectus, is hereby deleted in its entirety and replaced with the following:

The Adviser acts as a “manager-of-managers” for each of the Funds. The Adviser has ultimate responsibility, subject to the oversight of the Funds’ Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers.  The Funds and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Funds’ Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).

Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Funds the responsibility for day-to-day investment management, subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Funds.  Pursuant to the exemptive relief, the Adviser, with the approval of the Funds’ Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and in some cases replacing it with a wholly-owned sub-adviser), and to allocate and reallocate a Fund’s assets among other sub-advisers.  In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of the Funds or add a new sub-adviser to the Funds, the Funds will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days.  The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of a Fund and a change to the investment strategies of the Fund.

Under the terms of each sub-advisory agreement, the agreement can be terminated by the Adviser or a Fund’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of a Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT DATED AUGUST 7, 2013